VALIC Company I

Supplement Dated July 23, 2002

to

Prospectus Dated March 15, 2002

On page 54 under the heading "How VALIC is Paid for its Services" in the chart listing "Advisory Fee Paid," the disclosure with respect to the Value Fund is deleted in its entirety and replaced with the following, effective January 1, 2002:

Fund Name	Advisory Fee Paid (as a percentage of average daily net assets)

Value Fund	0.78%

VL 9017-B 07/02